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ATLAS INSURANCE TRUST

Atlas Balanced Growth Portfolio
Supplement dated November 12, 2003
to Prospectus dated May 1, 2003

Please take note of the information below regarding the underlying funds which make up the Atlas Balanced Growth Portfolio.

CHANGE IN NAME OF ATLAS GROWTH AND INCOME FUND TO ATLAS GROWTH OPPORTUNITIES FUND AND CHANGE IN INVESTMENT OBJECTIVE TO CAPITAL APPRECIATION

At a special meeting of stockholders of Atlas Growth and Income Fund held on November 12, 2003, the stockholders approved a resolution to change the investment objective of this fund to long term capital appreciation without any consideration for current income. Consistent with this action, the stockholders also approved a change in the fund's name to Atlas Growth Opportunities Fund. Any reference contained in the current prospectus regarding this fund and its investment objective is hereby amended accordingly.

The fund is managed by two investment teams, each solely managing one component of the fund-- either Growth or Value. The total team of 20 is comprised of analysts, sector specialists and portfolio managers.

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial supports to these issuers.